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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2006

                            ASTEA INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-26330               23-2119058
  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation)             File Number)       Identification No.)

                               240 Gibraltar Road
                           Horsham, Pennsylvania 19044
          (Address of principal executive offices, including zip code)

                                 (215) 682-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 11, 2006, Astea International Inc. (the "Registrant") issued a press release announcing the results for its second quarter, which are set forth in the press release in an Exhibit hereto.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
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    99.1       News Release disseminated on August 11, 2006 by the Registrant announcing the financial results for its second quarter 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASTEA INTERNATIONAL INC.

                                                  By:   /s/Rick Etskovitz
                                                        ------------------------
                                                        Rick Etskovitz
                                                        Chief Financial Officer

Dated:   August 11, 2006